Exhibit 10.46
 Loan No.  194231

GUARANTY

THIS GUARANTY is made as of the 1st day of September, 2010 by ORM TIMBER FUND II, INC., a Delaware corporation (“Guarantor”), to and in favor of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), and the subsequent owners and holders of the Note defined herein.

RECITALS

A.  Pursuant to the terms and conditions contained in that certain Loan Agreement of even date herewith (as the same may be amended, modified, renewed or extended from time to time, the “Loan Agreement”), between Lender and ORM Timber Operating Company II, LLC, a Delaware limited liability company (“Borrower”), Lender has agreed to make a loan (the “Loan”) to Borrower in the original principal amount of $11,000,000. The Loan shall be evidenced by the Promissory Note of even date herewith made by Borrower to the order of Lender in the principal amount of the Loan (as the same may be amended, modified, renewed, extended or refinanced from time to time, the “Note”) and secured by, among other things, certain Deeds of Trust as defined in the Loan Agreement.

B.  Guarantor is an affiliate of Borrower and Guarantor will directly benefit from Lender making the Loan.

C.  Lender has advised Guarantor that it will not extend the Loan to Borrower unless, among other matters, all of the obligations of Borrower under the Note, the Loan Agreement and certain other agreements as hereinafter provided, including without limitation the punctual payment of both principal and interest to be paid, are guaranteed by Guarantor.

D.  Guarantor is willing and has agreed to guarantee the payment and performance of the Borrower’s obligations under the Loan pursuant to the terms of this Guaranty.

NOW, THEREFORE, in order to induce Lender to enter into the Loan Agreement and disburse the Loan and in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1.  Guaranty.  Guarantor, as primary obligor and not merely as a surety, hereby unconditionally and irrevocably guaranties:  (i) the due and punctual payment in full (and not merely the collectibility) of the principal of the Note and the interest thereon, in each case when due and payable, according to the terms of the Note, whether at stated maturity, by reason of acceleration or otherwise; (ii) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Note, whether at stated maturity, by reason of acceleration or otherwise; (iii) the due and punctual performance and observance of all of the other terms, covenants and conditions contained in the Note, the Loan Agreement, the Deeds of Trust and any other security instruments and agreements relating to the Note now or hereafter existing, on the part of Borrower to be performed or observed (collectively the Note, the Loan Agreement, the Deeds of Trust, all security instruments and all related agreements are collectively referred to therein as the “Loan Documents”); and (iv) the accuracy of the representations and warranties made by the Borrower in the Loan Agreement; and (v) the payment and performance of all Obligations, as defined in the Loan Agreement; and which guaranty shall survive (among other events) payment and satisfaction of the Note, foreclosure, a deed in lieu transaction, and release of any collateral.

2.  Nature of Guaranty.  This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection.  This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any obligations hereunder arising or created after any attempted revocation by Guarantor.  The fact that at any time or from time to time the Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Obligations.  This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

3.  Subsequent Changes.  Guarantor expressly agrees that Lender may, in its sole and absolute discretion, without notice to or further assent of Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities of Guarantor hereunder:  (i) renew, extend, rearrange, modify, release or cancel any payments called for and provisions contained in the Loan Documents, including without limitation, the Note; (ii) waive compliance with, or any default under, or grant any other indulgences with respect to, the Loan Documents; (iii) modify, amend or change any provisions of the Loan Documents; (iv) grant extensions or renewals of or with respect to the Loan Documents, and/or effect any release, compromise or settlement in connection therewith; (v) agree to the substitution, exchange, release or other disposition of all or any part of the collateral securing the Note; (vi) make advances for the purpose of performing any term or covenant contained in the Loan Documents, with respect to which Borrower shall be in default; (vii) assign or otherwise transfer the Loan Documents including without limitation this Guaranty, or any interest therein; (viii) take, or delay in taking or refuse to take, any and all action with reference to the Note and the other Loan Documents (regardless of whether same might vary the risk or alter the rights, remedies or recourses of Guarantor), including specifically (but without limitation) the settlement or compromise of any amount or performance allegedly due thereunder, and (ix) deal in all respects with Borrower without regard to the existence of this Guaranty.  The obligations of Guarantor under this Guaranty shall be unconditional, irrespective of the genuineness, validity, regularity, enforceability, or priority of the Loan Documents or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor and without regard to any counterclaim, setoff, deduction, or defense of any kind which any party obligated under the Loan Documents may have or assert.

4.  Direct and Absolute Obligation.  The liability of Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by Lender of any remedies it may have against Borrower or any other party with respect to the Loan Documents, whether pursuant to the terms thereof or otherwise.  No exercise or nonexercise by Lender of any right given to it hereunder or under the Loan Documents, and no change, impairment or suspension of any right or remedy of Lender shall in any way affect any of Guarantor’s obligations hereunder or give Guarantor any recourse against Lender.  Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrower and/or any other party, or otherwise pursue or exhaust its remedies against Borrower or any other party, before, simultaneously with or after, enforcing its rights and remedies hereunder against Guarantor.  Any one or more successive and/or concurrent actions may be brought hereon against Guarantor, either in the same action, if any, brought against Borrower and/or any other party, or in separate actions, as often as Lender, in its sole discretion, may deem advisable.

5.  Waivers.  Guarantor hereby expressly waives:  (i) diligence, presentment and demand for payment and protest of nonpayment; (ii) notice of acceptance of this Guaranty and of presentment, demand and protest; (iii) notice of any default hereunder or under the Loan Documents and of all indulgences; (iv) demand for observance or performance of, or enforcement of, any terms or provisions of this Guaranty or the Loan Documents; (v) all other notices and demands otherwise required by law which Guarantor may lawfully waive, including, without limitation, notice of intent to accelerate and notice of acceleration; (vi) the right to assert in any action or proceeding hereupon by Lender any setoff, counterclaim or other claim which it may have against Lender or Borrower; (vii) all rights of indemnity, reimbursement, contribution, and subrogation from the Borrower, (viii) any and all requirements that Lender institute any action or proceeding, or exhaust or attempt to enforce any or all of Lender’s right, remedies or recourses against Borrower or anyone else or in respect of any mortgaged property or collateral covered by any Loan Documents, or join Borrower or any other persons liable on the Obligations in any action to enforce this Guaranty as a condition precedent to bringing an action against Guarantor upon this Guaranty, it being expressly agreed that the liability of Guarantor hereunder shall be primary and not secondary; (ix) any defense arising by reason of any disability, insolvency, lack of authority or power, death, insanity, minority, dissolution or any other defense of Borrower, or any other surety, co-maker, endorser or guarantor of the Obligations (even though rendering same void, unenforceable or otherwise uncollectible), it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other such person be found not liable thereon for any reason; (x) all suretyship defenses of every kind and nature; (xi) any claim Guarantor might otherwise have against Lender by virtue of Lender’s invocation of any right, remedy or recourse permitted it hereunder or under the Loan Documents; and (xii) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof.

6.  Subordination, Assignment and Transfer; No Subrogation.  Guarantor further agrees with Lender (a) that all of the present and future indebtedness of Borrower to Guarantor shall be and hereby is subordinated to, assigned and transferred to Lender and pledged and made security for the payment of all Obligations; (b) that all of the present and future indebtedness of Guarantor to Pope Resources, a Delaware limited partnership, including without limitation, the unsecured indebtedness evidenced by that certain Revolving Promissory Note dated August 20, 2010 (the “Pope Note”), shall be and hereby is subordinated in right of payment to the Obligations, together with all costs of enforcing this Agreement; (d) that Guarantor contemporaneously herewith and from time to time hereafter shall on request execute such further endorsements, assignments or other proper transfers as Lender may request further to evidence the assignment thereby agreed to and made; and (c) that Guarantor hereby appoints Lender as Guarantor’s attorney in Guarantor’s or their name to demand and enforce payment of said indebtedness, to prove all claims, receive all dividends and take all action on said indebtedness in any liquidation or any proceedings whatsoever affecting Borrower or its property under any bankruptcy or other laws now or hereafter in effect for the relief of debtors and in general to do any act or take any action in regards to said indebtedness which Guarantor might otherwise do.  Notwithstanding anything to the contrary contained in this Guaranty or any payments made by Guarantor hereunder, Guarantor shall not have any right of subrogation in or under the Loan Documents or to participate in any way therein or in any right, title or interest in and to any mortgaged property or any collateral for the Loan, all such rights of subrogation and participation, together with any other contractual, statutory or common law right which guarantor may have to be reimbursed for any payments Guarantor may make to Lender pursuant to this Guaranty, being hereby expressly waived and released.

7.  Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

(a)
Modifications.  Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Note, Loan Documents, or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guarantor’s obligations or any failure of Lender to notify Guarantor of any such action.

(b)	Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower.

(c)
Condition of Borrower or Guarantor.  The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the obligations guaranteed hereunder; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

(d)
Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Note or other of the Loan Documents, or any other document or agreement executed in connection therewith, for any reason whatsoever, including without limitation the fact that (i) the loan evidenced by the Note and the Loan Documents, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the loan evidenced by the Note and the Loan Documents or any part thereof is ultra vires, (iii) the officers or representatives executing the Note or the other Loan Documents acted in excess of their authority, (iv) the obligations guaranteed hereby  violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the obligations guaranteed hereby wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the obligations guaranteed hereby (or the execution, delivery and performance of any document or instrument representing part of the obligations guaranteed hereby or executed in connection with the obligations guaranteed hereby, or given to secure the repayment of the obligations guaranteed hereby) is illegal, uncollectible or unenforceable, or (vii) the Note or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the obligations guaranteed hereby or any part thereof for any reason.

(e)
Release of Obligors.  Any full or partial release of the liability of Borrower on the obligations guaranteed hereby, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the obligations guaranteed hereby, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the obligations guaranteed hereby in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the obligations guaranteed hereby, or that Lender will look to other parties to pay or perform the obligations guaranteed hereby.

(f)	Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the obligations guaranteed hereby.

(g)
Release of Collateral.  Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the obligations guaranteed hereby.

(h)
Care and Diligence.  The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the obligations guaranteed hereby or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the obligations guaranteed hereby.

(i)
Unenforceability.  The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the obligations guaranteed hereby, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the obligations guaranteed hereby.

(j)	Merger. The reorganization, merger or consolidation of Borrower or either of them into or with any other corporation or entity.

(k)
Preference.  Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

(l)
Other Actions Taken or Omitted.  Any other action taken or omitted to be taken with respect to the Loan Documents, the obligations guaranteed hereby, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the obligations guaranteed hereby pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the obligations guaranteed hereby when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the obligations guaranteed hereby.

8.  Financial Statements; Equity, Debt; Contracts; Material Adverse Change. Guarantor has delivered to Lender prior to the date hereof copies of the unaudited quarterly financial statements of Guarantor dated as of June 30, 2010, which have been accepted by Lender.  Guarantor hereby represents and warrants that all of said financial statements (including in each case the related schedules and notes) are true and correct in all material respects and present fairly the financial position of the Guarantor as of the respective dates specified in such statements (subject, in the case of interim financial statements, to audit and normal yearend adjustments) and the results of its operations and its cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except (i) for charges required or permitted by GAAP and with which the auditors of Guarantor concur, or (ii) where applicable, as set forth in the notes thereto.  Guarantor agrees to deliver to Lender all of the financial statements and other information as may be required of Guarantor under the terms of the Loan Agreement, and further agrees that the representations set forth in the preceding sentence will apply to all financial statements to be delivered to Lender under the terms of the Loan Agreement or this Guaranty.

9.  Guarantor’s Representations and Warranties. Guarantor hereby warrants and represents unto Lender as follows:

(a)
Guarantor is not now insolvent and Guarantor’s obligations under this Guaranty or under any of the other Loan Documents do not render Guarantor insolvent; Guarantor is not contemplating either the filing of a petition by Guarantor under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of Guarantor’s property; and Guarantor has no knowledge of any person contemplating the filing of any such petition against Guarantor;

(b)	that this Guaranty constitutes the legal, valid and binding obligation of Guarantor and is fully enforceable against Guarantor in accordance with its terms;

(c)	that there are no legal proceedings or material claims or demands pending against or, to the best of Guarantor’s knowledge threatened against, Guarantor or any of its assets;

(d)
that neither the execution nor the delivery of this Guaranty nor the fulfillment and compliance with the provisions hereof will conflict with, result in a breach of, constitute a default under or result in the creation of any lien, charge, or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which he may be bound;

(e)	that neither Lender nor anyone acting on behalf of Lender has made any representation, warranty or statement to Guarantor to induce Guarantor to execute and deliver this Guaranty;

(f)
that Guarantor is a principal of Borrower, is the owner of a direct and/or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the obligations guaranteed hereby; and

(g)
that Guarantor is familiar with, and has independently reviewed books and records regarding the financial condition of the Borrower, and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note and the other obligations guaranteed hereby; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

(h)	Guarantor has no Debt other than the Loan and the unsecured Pope Note, which is subordinate in all respects to the Obligations.

(i)
Since the date of the most recent financial statement of Guarantor delivered to Lender referred to Section 8 above there has been no material adverse change in the business, prospects, profits, property or condition (financial or otherwise) of Guarantor.

(j)
Guarantor is not or has ever been, involved in bankruptcy or adjudicated as bankrupt, and has not entered into an agreement or received the benefit of any settlement or compromise of a debt, as debtor.

10.  Borrower Insolvency.  The obligations of Guarantor to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower or its estate in bankruptcy or reorganization resulting from the operation of any present or future provision of the Federal Bankruptcy Act or other statute or from the decision of any court.  Guarantor agrees that in the event any amounts referred to herein are paid in whole or in part by Borrower or by Guarantor, Guarantor’s liability hereunder shall continue and remain in full force and effect in the event that all or any part of any such payment is recovered from Lender as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.  Guarantor further agrees that this Guaranty includes the costs incurred by the Lender in defending any claim or suit seeking such recovery.

11.  Notices.  All notices given hereunder shall be in writing and shall be either hand delivered, mailed, by certified U.S. mail, Return Receipt Requested, first class postage prepaid, or sent by nationally recognized courier (such as Federal Express) to the parties at their respective addresses below or at such other address for any party as such party may designate by notice in accordance with this Section to the other parties hereto, and shall be deemed to be given upon receipt or refusal to accept:

Guarantor:

ORM Timber Fund II, Inc.
c/o Olympic Resource Management LLC
19245 Tenth Avenue NE
Poulsbo, Washington 98370
Attention: Thomas M. Ringo
Email: tringo@orminc.com

with a copy to:

Davis Wright Tremaine LLP
1201 Third Avenue, Suite 2200
Seattle, Washington 98101-1688
Attention:  Greg Adams
Email:  gregadams@dwt.com

In the case of Lender, to:

Metropolitan Life Insurance Company
6750 Poplar Avenue, Suite 109
Memphis, Tennessee  38138
Attention:  Loan No. 194231

with a copy to:

Metropolitan Life Insurance Company
8717 West 110th Street, Suite 700
Overland Park, Kansas  66210
Attention:  Agricultural Investments
Loan No. 194231

12.  Place of Payment.  Any payments made by Guarantor under the provisions of this Guaranty shall, if made to Lender be made at its principal office at its address first set forth above, unless some other address is hereafter designated by Lender.

13.  Nonwaiver.  All rights and remedies afforded to Lender by reason of this Guaranty and the Loan Documents, or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies.  No delay or omission by Lender in exercising any such right or remedy shall operate as a waiver thereof.  No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by Lender unless in writing and duly executed.  Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of Lender, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.

14.  Setoff.  The Guarantor hereby agrees that Lender shall have a lien and a right to setoff for all liabilities arising out of this Guaranty upon and against all deposits, credits, and property of Guarantor now or hereafter in the possession or control of Lender or in transit to it.  Lender may at any time, without first resorting to any collateral for the Note, apply all or any part of said deposits, credits and property to the Guarantor’s liabilities hereunder.

15.  Consent to Jurisdiction.  GUARANTOR, TO THE EXTENT THAT GUARANTOR MAY LAWFULLY DO SO, HEREBY SUBMITS TO THE JURISDICTION OF (i) THE COURTS OF THE STATE OF WASHINGTON OR OREGON AND ANY UNITED STATES DISTRICT COURT WITHIN THE STATE OF WASHINGTON OR OREGON; AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF GUARANTOR’S OBLIGATIONS UNDER OR WITH RESPECT TO THIS GUARANTY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS GUARANTOR MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

16.  Jury Trial Waiver.  GUARANTOR AND LENDER EACH HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONCERNED WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS.  GUARANTOR AGREES THAT IN THE EVENT THIS GUARANTY OR ANY OF THE GUARANTY DOCUMENTS SHALL BE ENFORCED BY SUIT OR OTHERWISE, OR IF LENDER SHALL EXERCISE OR ENDEAVOR TO EXERCISE ANY OF ITS REMEDIES UNDER THIS GUARANTY OR THE OTHER THE LOAN DOCUMENTS, GUARANTOR WILL REIMBURSE LENDER, UPON DEMAND, FOR ALL EXPENSES AND DAMAGES INCURRED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES.

NO PARTY TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY ASSIGNEE OF OR SUCCESSOR TO GUARANTOR OR LENDER, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS.  NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTION.  NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

17.  Governing Law.  This Guaranty shall be governed by, and construed and enforced in accordance with, the law of the State of Washington, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such jurisdiction.

18.  Entirety.  This Guaranty and the other loan documents executed by Guarantor embody the final, entire agreement of Guarantor and Lender with respect to Guarantor’s guaranty of the obligations and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof.  This Guaranty is intended by Guarantor and Lender as a final and complete expression of the terms of the Guaranty, and no course of dealing between Guarantor and Lender, no course of performance, no trade practices, and no evidence of prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this Guaranty agreement.  There are no oral agreements between Guarantor and Lender.

19.  Section Headings.  The section headings in this Guaranty are inserted for convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

20.  Severability.  In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and it is the intent of Lender and Guarantor that there shall be added in lieu thereof a provision as similar in terms to such provision as is possible which is legal, valid and enforceble.

21.  Successors.  This Guaranty shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns, and shall be binding upon, and enforceable against, Guarantor and Guarantor’s heirs, successors and assigns.

22.  No Oral Agreements.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

ORM TIMBER FUND II, INC.,
a Delaware corporation

By:	Olympic Resource Management LLC,
Its Manager

By:
David L. Nunes
President and CEO

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